TL1 P1 06/20

SUPPLEMENT DATED JUNE 1, 2020

TO THE PROSPECTUS DATED MAY 1, 2020

OF

TEMPLETON EMERGING MARKETS BOND FUND

TEMPLETON GLOBAL BOND FUND

(a series of Templeton Income Trust)

The Prospectus is amended as follows:

I. For Templeton Emerging Markets Bond Fund the following replaces the “Annual Fund Operating Expenses and Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	0.65%	0.50%[2]	None	None
Other expenses	0.86%	0.86%	0.86%	0.89%	0.86%
Acquired fund fees and expenses[3]	0.12%	0.12%	0.12%	0.12%	0.12%
Total annual Fund operating expenses[3]	2.08%	2.48%	2.33%	1.86%	1.83%
Fee waiver and/or expense reimbursement[4]	-0.82%	-0.82%	-0.82%	-0.98%	-0.82%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement [3], 4, 5	1.26%	1.66%	1.51%	0.88%	1.01%

1.      Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on June 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2.      Class R distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees.

3.      Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4.      The investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.89% until April 30, 2021.  In addition, the transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.03% until April 30, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the Board of Trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

5.      The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. This contractual fee waiver agreement may not be changed or terminated during the time period set forth above.

Example This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 499	$ 926	$ 1,379	$ 2,634
Class C	$ 269	$ 694	$ 1,247	$ 2,757
Class R	$ 154	$ 649	$ 1,171	$ 2,605
Class R6	$ 90	$ 489	$ 915	$ 2,101
Advisor Class	$ 103	$ 496	$ 914	$ 2,082
If you do not sell your shares:
Class C	$ 169	$ 694	$ 1,247	$ 2,757

II. For Templeton Emerging Markets Bond Fund the following is added to the  “Fund Details – Management” section of the prospectus:

Effective June 1, 2020, the Fund’s investment management fee rate was reduced, as approved by the board of trustees.  Prior to June 1, 2020, the Fund paid the investment manager a fee equal to an annual rate of:

  1.05 up to and including $1 billion;
  1.03% over $1 billion up to and including $5 billion;
  1.01% over $5 billion up to and including $10 billion;
  0.99% over $10 billion up to and including $15 billion;
  0.97% over $15 billion up to and including $20 billion;
  0.95% over $20 billion.

Effective June 1, 2020, the Fund pays the investment manager a fee equal to an annual rate of:

•       0.85%, up to and including $500 million

•       0.80%, over $500 million, up to and including $1 billion

•       0.75%, over $1 billion.

III. For Templeton Global Bond Fund, footnote 2 under “Annual Fund Operating Expenses” table is replaced with the following:

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. In addition, the transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% through April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Please keep this supplement with your prospectus for future reference.